Exhibit 10.2

COLLATERAL AGREEMENT

This Collateral Agreement dated as of the 31st day of December, 2010 (“Collateral Agreement”), is entered into by Qinghuan Wu (“Guarantor”), China Energy Recovery, Inc., a Delaware corporation ( “CER”), and Hold and Opt Investments Limited, a Bahamas company (“Lender”).  Golenbock Eiseman Assor Bell & Peskoe LLP, a limited liability partnership ("Collateral Agent”) shall enter into this Collateral Agreement not earlier than the date that the Collateral (as herein defined) shall be free and clear of all encumbrances, including the terms of that certain loan for US$4,000,000 for which the Collateral is currently pledged.

RECITALS

WHEREAS, CER is borrowing the principal sum of US$5,000,000 from the Lender for the purpose of repaying a loan for an equal amount of principal entered into as of May 21, 2009.  As a condition to the loan agreement between the Lender and CER (“Loan Agreement”), Mr. Wu, the Guarantor, will place with the Collateral Agent, 8,000,006 shares (“Shares”) of common stock of CER, which will be available as a guarantee of the repayment of all or a portion of the amounts due to the Lender under the Loan Agreement, which payment will depend on the market value, from time to time, of the Shares.

WHEREAS, this Collateral Agreement shall apply to the Shares, and any distributions of additional shares or property in respect of the Shares (together being included in the definition of the “Shares”).  As part of the delivery of the Shares, the Guarantor will also deliver stock powers signed in blank.

WHEREAS, the Shares are a limited guarantee of only the principal amount due under the Loan Agreement, and is not a general guarantee by the Guarantor or a complete guarantee of all the payments due under the Loan Agreement.

In consideration of the promises and agreements of the parties and for other good and valuable consideration, the receipt of which is acknowledged, the parties agree as follows:

ARTICLE 1

DEPOSIT OF COLLATERAL

1.01       Deposit.  Guarantor, promptly upon receipt of notice of signing of this Collateral Agreement by all the parties thereto and prior to the funding of the Loan Agreement, shall deposit the Shares and the stock powers executed in blank (signature guaranteed as required by the CER  transfer agent) with the Collateral Agent.  Collateral Agent hereby agrees to act as Collateral Agent and to hold and disburse the Shares only pursuant to the terms and conditions hereof.  The Guarantor, upon request from the Collateral Agent, shall provide additional stock powers executed in blank to the Collateral Agent, with such forms of signature guarantee as may be required by the CER transfer agent, time being of the essence.  The Guarantor also will deposit under this Collateral Agreement any distributions of property or shares made in respect of the Shares then held hereunder that are made after the date of this Collateral Agreement until the termination of this Collateral Agreement.  For purposes of determining any Shares to be distributed, the pro rata portion of the distributions of property or shares made in respect of the Shares will be distributed along with any Shares.

ARTICLE 2

 2.01       Delivery of Shares to Lender.  The Lender may give written (electronic, fax or otherwise) notice to the Collateral Agent that a sum is due and unpaid under the Loan Agreement and request distribution of some or all the Shares, as provided herein, to the Lender as specified in the notice.  A copy of the written notice shall simultaneously be sent to the Guarantor.  If the Guarantor objects either in whole or in part, to the specific distribution of the Shares requested in the notice, then such objection shall be in writing to the Lender and the Collateral Agent. If the Collateral Agent does not receive any objection from the Guarantor to a distribution of the Shares within seven business days of the date of the notice requesting distribution received from the Lender, then the Collateral Agent shall deliver that number of the Shares representing the market value equivalent of the amount stated in the notice as due and unpaid under the Loan Agreement, using as the market value the closing price of a Share on the last trading date on which a Share traded immediately before the date of the notice from the Lender.  If there is an objection to a distribution made by the Guarantor, then the Collateral Agent will not make any distribution of the Shares with respect to a notice being contested until there is a resolution of whether or not a distribution shall be made as to the amount of Shares and distributees, as agreed between the Guarantor and the Lender, which is communicated jointly in writing to the Collateral Agent.

2.02.       Delivery of Shares to Guarantor. The Guarantor, on or within 20 business days after the payment of any principal amount, interest due on such principal amount or other sums then due under the Loan Agreement may give notice (electronic, fax or otherwise) to the Collateral Agent requesting that a portion of the Shares be returned to the Guarantor, as provided herein.  The portion of the Shares that may be returned to the Guarantor is as follows:  (a) if the principal paid was the full amount due and all the other financial obligations then due are paid in full under the terms of the Loan Agreement, then all the Shares shall be returned to the Guarantor, and (b) if the principal paid was a prepayment thereof but the principal is not paid in full, then the distribution of Shares will be that number of Shares representing the market value of 50% of the principal prepaid under the Loan Agreement, where the market value of the Shares is measured by the closing price of a Share on the last trading date on which a Share traded immediately before the date of the written notice for the release of Shares is given by the Guarantor.  A copy of the written notice will simultaneously be sent to the Lender. If the Lender objects to a distribution of the Shares, then such objection shall be in writing to the Guarantor, and the Collateral Agent. If the Collateral Agent does not receive any objection to a distribution of the Shares from the Lender within seven business days of the date of the notice from the Guarantor, then the Collateral Agent shall deliver that number of the Shares as requested by the Guarantor and specified herein.  If there is an objection to a distribution to the Guarantor, then the Collateral Agent will not make any distribution until there is a resolution of whether or not a distribution shall be made and the amount of Shares to be distributed betweem the Guarantor and the Lender, of which the Collateral Agent is notified in a joint writing.

2.04       Satisfaction of Guarantee.  Upon Collateral Agent's delivery of the Shares after receipt of any notice pursuant to Section 2.01 above of this Collateral Agreement, the Lender receiving the Shares hereby agrees that said portion of the amounts due under the Loan Agreement will have been paid in full and all guaranties and security therefore represented by the Shares shall have been released without the necessity of further action by any party.  However, all parties hereto agree to cooperate, without cost to the Lender or the Collateral Agent, to execute such other documents reasonably requested by any other party hereto to effect the foregoing.

2.05.       Objections to Notices Unique.  For purposes of clarity, objection to a notice for a distribution given hereunder by any party will not be considered an objection to any other or subsequent notice for a distribution.  Each notice will be considered a separate procedure requiring its own objection and resolution in the event of a controversy.

ARTICLE 3

DUTIES AND OBLIGATIONS OF COLLATERAL AGENT

3.01       General Duties and Obligations of Collateral Agent.

(a)       This Collateral Agreement expressly sets forth all the duties of Collateral Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Collateral Agreement against Collateral Agent.

(b)       Collateral Agent shall not be under any duty to give the Shares held by it hereunder any greater degree of care than it gives similar property of its clients.

(c)       Collateral Agent shall not be liable for actions or omissions hereunder, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against Collateral Agent, the other parties hereto shall jointly and severally indemnify and hold harmless Collateral Agent (and any successor Collateral Agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Collateral Agreement.

(d)       In the event of any doubt or uncertainty by Collateral Agent as to its duties or rights hereunder, the Collateral Agent shall be entitled to tender the Shares and stock powers into a court of competent jurisdiction for a determination of the rights of interested parties, and shall be entitled to recover from the Guarantor or the Lender, jointly and severally, its attorneys' fees and costs in connection therewith.

(e)       The Collateral Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Collateral Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that the person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. Collateral Agent may conclusively presume that the undersigned representative of any party hereto which is an entity other than a natural person has full power and authority to instruct Collateral Agent on behalf of that party unless written notice to the contrary is delivered to Collateral Agent.

(f)       Collateral Agent may act pursuant to the advice of counsel with respect to any matter relating to this Collateral Agreement and shall not be liable for any action taken or omitted by it in good faith in accordance with such advice.

(g)       Collateral Agent does not have any interest in the Shares deposited hereunder but is serving as the holder of collateral for the benefit of the Lender only and has only possession thereof.

(h)       Collateral Agent makes no representation as to the validity, value, genuineness or collectability of any security or other document or instrument held by or delivered to it.

(i)       Collateral Agent (and any successor Collateral Agent) may at any time resign as such by delivering the Shares and stock powers to any successor Collateral Agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction, whereupon Collateral Agent shall be discharged of and from any and all further obligations arising in connection with this Collateral Agreement. The resignation of Collateral Agent will take effect on the earlier of (i) the appointment of a successor (including a court of competent jurisdiction) or (ii) the day which is thirty (30) days after the date of delivery of its written notice of resignation to the other parties hereto. If, at that time, Collateral Agent has not received a designation of a successor Collateral Agent, Collateral Agent's sole responsibility after that time shall be to retain and safeguard the Shares and stock powers until receipt of a designation of successor Collateral Agent or a joint written disposition instruction by the other parties hereto or a final, non-appealable order of a court of competent jurisdiction.

(j)       Collateral Agent is not a party to and is not bound by or charged with notice of, and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of, any agreement or document out of which this Collateral Agreement may arise; nor is Collateral Agent liable in any manner for the identity or authority of any person executing the Collateral Agreement or any other document out of which this Collateral Agreement may arise.

3.02       Collateral Agent’s Representation of CER and Others. Guarantor, CER and the Lender are aware or have been informed and acknowledge that the Collateral Agent is one of several counsel for CER and its affiliated and subsidiary corporations and of the Lender and its affiliates and agree that Collateral Agent may continue to represent CER and its affiliated and subsidiary corporations and the Lender and its affiliates after the date hereof in all matters notwithstanding the performance of its duties and obligations hereunder, including, without limitation, representation with respect to the this Collateral Agreement, the Loan Agreement and the transactions contemplated hereunder and thereunder.  Guarantor, CER and the Lender each hereby waive any claim of conflict of interest relating to Collateral Agent’s duties, obligations and acts hereunder and waive any right or claim to object to such continued legal representation by Collateral Agent of CER and its affiliated and subsidiary corporations and of the Lender and its affiliates on or after the date hereof.

ARTICLE 4

MISCELLANEOUS

4.01       Successors and Assigns; Survival.  This Collateral Agreement shall be binding on and inure to the benefit of the parties to this Collateral Agreement and their respective heirs, executors, administrators, successors and permitted assigns.  Other than the specified third party beneficiaries, no other persons shall have any rights under this Collateral Agreement.  Any and all rights of any Collateral Agent hereunder shall terminate upon the termination of this Collateral Agreement, the distribution of the Shares or the resignation of such Collateral Agent.

4.02       Third Party Beneficiaries.  This Collateral Agreement shall be for the benefit of the Lender pursuant to the terms of the Loan Agreement with CER, and the Lender shall have the right to enforce this Collateral Agreement for its benefit pursuant to the terms of the Loan Agreement with CER.

4.03       Notices.  All notices, requests, demands, and other communications required or desired to be given hereunder shall be in writing and shall be deemed to have been given:  (i) if personally delivered, upon such delivery; (ii) if mailed by certified mail, return receipt requested, postage pre-paid, addressed as follows (to the extent applicable for mailing), three (3) business days after deposit in the mail as aforesaid; or (iii) if sent by regularly scheduled overnight delivery service with delivery charges prepaid or an arrangement, satisfactory with such service, made for the payment of such fees, addressed as follows (to the extent applicable for overnight delivery), on the next business day (as hereafter defined) after being so sent; upon confirmed receipt when sent by telefax to the following numbers or by email or other electronic transmission to the following addresses:

If to Guarantor:
Mr. Qinghuan Wu
c/o 7F, No. 267 Quyang Road, Hongkou District
Shanghai, China 200081
Fax Number: 86-21-6508-2138
Telephone Number: 86-21-5556-0020
Email Address:

If to CER:

CER Energy Recovery (Shanghai) Co., Ltd.
7F, No. 267 Quyang Road, Hongkou District
Shanghai, China 200081
Fax Number: 86-21-6508-2138
Telephone Number: 86-21-5556-0020
Email Address:

If to Collateral Agent:	Golenbock Eiseman Assor Bell & Peskoe LLP
Attn: Andrew D. Hudders
437 Madison Avenue
New York, NY 10022
Telephone: (212) 907-7349
Telefax: (212) 754-0330
Email: ahudders@golenbock.com

If to the Lender:	Hold and Opt Investments Limited
Attn: Timothy Fraser-Smith
Deltec House
P.O. Box N-3229
Lyford Cay
Nassau, New Providence, Bahamas
Telephone: (242) 302-4100
Fax: (242) 362-4623
E-mail: tis@deltec-bahamas.com

or to any other address that any party shall designate in writing to the other parties in accordance with this provision.

4.03       Governing Law.  This Collateral Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of laws principles.

4.04       Waiver.  The rights and remedies of the parties to this Collateral Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Collateral Agreement or the documents referred to in this Collateral Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Collateral Agreement or the documents referred to in this Collateral Agreement can be discharged by one party, in whole or in part, by waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Collateral Agreement or the documents referred to in this Collateral Agreement.

4.05       Entire Agreement and Modification. This Collateral Agreement supersedes all prior agreements among the parties with respect to its subject matter and constitutes (along with the documents referred to in this Collateral Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Collateral Agreement may not be amended except by a written agreement executed by all parties hereto.

4.06       Severability.  If any article, paragraph, section or portion of this Collateral Agreement shall be determined to be unenforceable or invalid, it shall not affect the remainder of this Collateral Agreement, which shall be and remain binding and effective as against all parties hereto.

4.07       Execution in Counterparts.  This Collateral Agreement and any amendments hereto may be executed in any number of counterparts, either by the parties hereto and their successors, or their duly authorized attorneys-in-fact, with the same effect as if all parties had signed the same document.  All counterparts shall be construed as and shall constitute one and the same instrument.  An executed copy of this Collateral Agreement may be delivered by one or more parties hereto by facsimile or other electronic transmission pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute and deliver promptly an original of this Collateral Agreement as well as any facsimile or other reproduction hereof.

Signature page follows:

The parties to this Collateral Agreement have duly executed this Agreement as of the date first written above.

GUARANTOR:

_____________________________________
Wu Qinghuan

CHINA ENERGY RECOVERY, INC.:

By:__________________________________
Wu Qinghuan
Chief Financial Officer

HOLD AND OPT INVESTMENTS LIMITED:

By:__________________________________
Timothy Fraser-Smith
Authorized Signatory

COLLATERAL AGENT:

Golenbock Eiseman Assor Bell & Peskoe LLP

By:__________________________________
Name: _______________________________
Title: ________________________________